SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) April 1, 2003
                                 --------------


                                       FNB Corp.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
------------------------------------------------------------------------------
      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
                     --------------------------------------


                                       N/A
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
                                  ------------

ITEM 5.  Other Events and Regulation FD Disclosure

         On April 1, 2003, FNB Corp. ("FNB") completed its acquisition of Dover Mortgage Company ("Dover") pursuant to the terms of the definitive merger agreement by and among FNB, Dover and the shareholders of Dover. The merger agreement was filed with the Securities and Exchange Commission as an exhibit to FNB's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and is incorporated herein by reference.


         A copy of the press release (the "Press Release") relating to the completion of the merger is being filed as Exhibit 99.1 to this report and is incorporated herein by reference. The Press Release contains forward-looking statements, including estimates of future operating results and other forward-looking financial information. These estimates constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, the estimates involve significant risks and uncertainties that could cause actual results to differ from those estimates. A discussion of the various factors, including factors beyond FNB's control, that could cause FNB's results to differ materially from those expressed in such forward-looking statements is included in FNB's filings with the Securities and Exchange Commission.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.


                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FNB CORP.


Date: April 11, 2003                     By   /s/ Jerry A. Little
                                           --------------------------------
                                              Jerry A. Little
                                              Secretary and Treasurer

                                INDEX TO EXHIBITS

         The following exhibits are filed as part of this report:

Exhibit No.    Description
-----------    ------------
2              Merger  Agreement  dated as of  February  20,  2003 by and among FNB Corp.,  Dover Mortgage  Company and the shareholders of
               Dover  Mortgage   Company   (incorporated  by  reference  to  the
               registrant's  Form 10-K  Annual  Report for the fiscal year ended
               December 31, 2003).

99.1           Text of Press Release dated April 3, 2003 issued by FNB Corp.